UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 20, 2008 (February 13, 2008)

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TRICO MARINE SERVICES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	0-28316	72-1252405
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3200 Southwest Freeway, Suite 2950

Houston, Texas 77027

(Address of Principal Executive Office) (Zip Code)

(713) 780-9926

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

Appointment of New Director: On February 13, 2008, upon the recommendation of the Nominating and Governance Committee of the Board of Directors (the “Board”) of Trico Marine Services, Inc. (the “Company”), the Board appointed Ben A. Guill as a director to fill the vacant directorship. The Board also appointed Mr. Guill to the Audit and Compensation Committees of the Board.

Until April 2007, Mr. Guill was President of First Reserve Corporation, a corporate manager of private investments focusing on the energy and energy-related sectors, which he joined in September 1998. Prior to joining First Reserve, Mr. Guill was the Managing Director and Co-head of Investment Banking of Simmons & Company International, an investment banking firm specializing in the oil service industry. Mr. Guill also serves on the board of directors of National Oilwell Varco, which designs, manufactures and sells equipment and components used in oil and gas drilling and production operations and provides oilfield services and supply chain integration services to the upstream oil and gas industry. In addition, Mr. Guill is a board member of Cheniere Energy Partners, L.P., a limited partnership formed to develop, own and operate an LNG facility in Louisiana.

Upon his appointment, Mr. Guill was awarded 3,109 shares of restricted stock pursuant to the Company’s Amended and Restated 2004 Stock Incentive Plan (the “Plan”) and a restricted stock agreement entered into between Mr. Guill and the Company, with such restrictions to lapse on March 14, 2008. The foregoing description of Mr. Guill’s restricted stock award is qualified in its entirety by reference to the Plan and form of such stock award agreement, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference into this Item 5.02.

Mr. Guill will receive an annual cash retainer of $65,000 and will have the opportunity to enroll in the Company’s health insurance program at the same cost as for employees of the Company. In addition, Mr Guill will be reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board or its committees.

There are no arrangements or understandings between Mr. Guill and any other person pursuant to which he was selected as a director. The Company is not aware of any transaction in which Mr. Guill has an interest requiring disclosure under Item 404(a) of Regulation S-K.

(e)

2008 Incentive Bonus Plan (the “2008 Plan”): On February 13, 2008, upon the recommendation of the Compensation Committee (the “Committee”) of the Board, the Board approved the 2008 Plan for the Company’s management team, including the Company’s executive officers. The 2008 Plan is intended to advance the best interests of the Company and its subsidiaries by providing key employees with additional incentives through the grant of cash awards based on the performance of the Company and the individual employee. The 2008 Plan formally establishes threshold, target and maximum levels for each group of key employees, including the named executive officers, and establishes goals that must be attained by the Company in order to trigger awards under the 2008 Plan. The Company’s goals in 2008 are: (i) improved safety throughout the worldwide fleet, (ii) annual EBITDA as set forth in the Company’s annual budget, (iii) return on capital as compared to the Company’s annual budget, and (iv) individual performance as measured against specific goals reviewed and approved by the Board.

2008 Plan Weightings for Named Executive Officers are:

	Mr. Compofelice	Mr. Jones	Mr. Varma	Mr. O’Connor	Mr. Wallace	Mr. Salazar

Threshold Incentive Compensation (% of Base Salary)	50%	25%	25%	25%	25%	25%

Target Incentive Compensation (% of Base Salary)	100%	50%	50%	50%	50%	50%

Maximum Incentive Compensation (% of Base Salary)	200%	100%	100%	100%	100%	100%

Performance Measure	Mr. Compofelice	Mr. Jones	Mr. Varma	Mr. O’Connor	Mr. Wallace	Mr. Salazar

Safety	20%	10%	10%	10%	10%	10%

Corporate EBITDA	35%	35%	35%	35%	35%	35%

Return on Capital	25%	20%	20%	20%	20%	20%

Individual	20%	20%	20%	20%	20%	20%

The existence of the 2008 Plan does not create a guarantee of an incentive award to any employee, and the Committee retains discretion to discontinue or amend the Plan at any time.

The foregoing description of the 2008 Plan is qualified in its entirety by reference to the 2008 Plan, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02, other than Exhibits A and B thereto to the extent they are superceded for the Named Executive Officers by the targets and measures outlined above.

2008 Long Term Incentive Awards: On February 13, 2008, upon recommendation of the Committee of the Board, the Board approved equity grants pursuant to the Plan to the following executive officers (the “NEOs”):

Name of Executive Officer	Number of Time-based Restricted Shares (1)	Number of Performance-based Restricted Shares (2)	Total Equity Value of Grant as of February 13, 2008

Mr. Compofelice	33,854	16,674	$1,625,000

Mr. Jones	10,938	5,387	$ 525,000

Mr. Varma	10,938	5,387	$ 525,000

Mr. O’Connor	12,031	5,926	$ 577,500

Mr. Wallace	9,844	4,848	$ 472,500

Mr. Salazar	6,563	3,232	$ 315,000

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(1)

Pursuant to the terms of the Plan and restricted stock agreements (the “Stock Agreements”) entered into between the NEOs and the Company, the restrictions on such shares lapse on the third anniversary of the grant date.

(2)

Pursuant to the terms of the Plan and the Stock Agreements, restrictions on the following shares shall lapse as follows (where straight line interpolation is used to determine vesting between threshold and above expectations):

Performance Level	Average 3-yr Share Price (daily close)	Portion of Performance Shares Vested

Below Threshold	Less than $34.43	0

Threshold	$34.43	20%

Above Expectations	$40.54	100%

The performance shares have a “vesting acceleration” feature whereby after the first anniversary of the award, if during any consecutive 20-day trading period, the Company’s average closing share price equals or exceeds $42.53/share all performance shares become immediately vested.

The existence of the Plan does not create a guarantee of an incentive award to any employee.

The foregoing descriptions of the Plan and the Stock Agreements are qualified in their entirety by reference to the Plan and form of Stock Agreement, copies of which are filed as Exhibits 10.1 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.02.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated 2004 Stock Incentive Plan (incorporated by reference to Annex A to the Company’s Proxy Statement on Schedule 14A filed April 28, 2006).

10.2	Form of Director Restricted Stock Award Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed September 7, 2005).

10.3	Trico Incentive Bonus Plan (filed herewith).

10.4	Form of Restricted Stock Award Agreement with Performance based shares (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRICO MARINE SERVICES, INC.

By:	/s/ RISHI VARMA
Rishi Varma Chief Administrative Officer, Vice President and General Counsel

Date:  February 19, 2008

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amended and Restated 2004 Stock Incentive Plan (incorporated by reference to Annex A to the Company’s Proxy Statement on Schedule 14A filed April 28, 2006).

10.2	Form of Director Restricted Stock Award Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed September 7, 2005).

10.3	Trico Incentive Bonus Plan (filed herewith).

10.4	Form of Restricted Stock Award Agreement with Performance based shares (filed herewith).